                                                                   EXHIBIT 10.65


               G E N E R A L  S E C U R I T Y  A G R E E M E N T


                 Debtor:           FutureLink Canada Corp.

                 Secured Party:    Foothill Capital Corporation

                           GENERAL SECURITY AGREEMENT
                                (Business Debtor)

PARTIES

        DEBTOR

Name:                Futurelink Canada Corp.
Address:             2 Gibbs Road

                     Toronto, Ontario   M9B 6L6
Fax No.              (949) 672-3117


        SECURED PARTY

Name:                Foothill Capital Corporation
Address:             2450 Colorado Avenue,
                     Suite 3000 West
                     Santa Monica, California
                     90404

Fax No.              (310) 453-7443


EFFECTIVE DATE


        December 14, 2000 (the "Effective Date")

1.      GRANT OF SECURITY INTEREST

        For valuable consideration (the receipt and sufficiency of which each of the parties hereto hereby acknowledges) the Debtor hereby grants to the Secured Party a security interest (to which the Personal Property Security Act (Ontario) and the regulations thereto, as the same may be amended from time to time (the "PPSA") applies) in and grants, mortgages and charges as and by way of a fixed and specific mortgage and charge to and in favour of the Secured Party, all of the Debtor's rights, title and interests in and to each and every property described or referred to below (collectively, the "COLLATERAL"), all pursuant to and in accordance with the provisions of this Agreement.


2.      DESCRIPTION OF COLLATERAL

        The Collateral includes all of the following personal property and fixtures, and all of the leasehold interests and other property described in paragraph 2.(j) below,

        (a) all goods now or hereafter comprising part of the inventory of the Debtor and all interests, rights and benefits, both present and future of the Debtor in or to inventory including, without limitation, goods now or hereafter held for sale or lease or furnished or to be furnished under a contract of service or that are raw materials, work in process or materials used or consumed in a business or profession or finished goods;

        (b) all equipment now or hereafter owned by the Debtor and all interests, rights and benefits, both present and future, of the Debtor in or to equipment including, without limitation, office, warehouse and other furniture, fixtures, machinery, tools, rolling stock, vehicles, accessories, spare parts, supplies and other tangible personal property;

        (c) all fixtures now or hereafter owned by the Debtor and all interests, rights and benefits, both present and future, of the Debtor in or to fixtures;

        (d) all chattel paper now or hereafter owned or held by the Debtor and all interests, rights and benefits, both present and future, of the Debtor in, under or to chattel paper;

        (e) each and every document of title now or hereafter owned by the Debtor or of which the Debtor is or becomes a holder, whether negotiable or non-negotiable, including, without limitation, each and every warehouse receipt and bill of lading, and all interests, rights and benefits, both present and future, of the Debtor in, under or to each and every document of title;

        (f) each and every instrument now or hereafter owned by the Debtor or of which the Debtor is or becomes a holder, and all interests, rights and benefits, both present and future, of the Debtor in, under or to each and every instrument;

        (g) each and every security now or hereafter owned by the Debtor or of which the Debtor is or becomes a holder including, without limitation, all shares, stocks, warrants, bonds, debentures, debenture stock or the like issued by a corporation or other person, or a partnership, association or government, and all interests, rights and benefits, both present and future, of the Debtor in, under or to each and every security;

        (h) all money of the Debtor and all money hereafter acquired by the Debtor and each and every account, debt, claim and demand of every nature and kind which is now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Debtor, or which the Debtor now has or may hereafter have and all interests, rights and benefits, both present and future of the Debtor in or to each and every account, debt, claim and demand including, without limitation, claims against the Crown and claims under insurance policies;

        (i) all patents, industrial designs, trade-marks, trade secrets and know-how including without limitation, environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, personality rights, plant breeders' rights, integrated circuit topographies, software and all other forms of intellectual and industrial property, and any registrations and applications for registration of any of the foregoing (collectively, "INTELLECTUAL PROPERTY");

        (j) each and every lease, agreement to lease and leasehold interest of the Debtor and all interests, rights and benefits, both present and future, of the Debtor, in, under or to the same, except the last day of any term of years reserved by any such lease or agreement therefor of which reversion of one day the Debtor shall stand possessed upon trust to assign and dispose of the same as the Secured Party shall direct;

        (k) each and every intangible now or hereafter owned by the Debtor or of which the Debtor is or becomes a holder, and all interests, rights and benefits, both present and future, of the Debtor in, under or to each and every intangible;

        (l) with respect to the property described in each of subparagraphs 2.(a) to 2.(k) inclusive, all substitutions and replacements thereof, improvements, increases, additions and accessions thereto and all interests, rights and benefits, both present and future, of the Debtor in, under or to the same;

        (m)     with respect to the property described in each of subparagraphs
                2. (a) to 2.(l) inclusive, identifiable or traceable personal property in any form derived directly or indirectly from any dealing with such property or the proceeds therefrom and includes any payment representing indemnity or compensation for loss of or damage to such property or proceeds therefrom; and

        (n) with respect to the property described in each of subparagraphs 2.(a) to 2.(m) inclusive, all books, accounts, invoices, letters, deeds, contracts, security, securities, instruments, bills, notes, writings, papers, documents and records in any form evidencing or relating thereto, and all other rights and benefits to which the Debtor is now or may hereafter become entitled in respect thereof.

        In this Agreement, the words "goods", "inventory", "equipment", "chattel paper", "document of title", "instrument", "security", "money", "account", "motor vehicle", "proceeds", "intangible" and "accessions" shall have the same meanings as their defined meanings in the PPSA. In this Agreement, each reference to "Collateral" shall, unless the context otherwise requires, include and be read as "Collateral or any part thereof".

        All of the Collateral, insofar as the same is not intangible property, is now and will hereafter be kept at the address set out above and at the locations listed on Schedule A attached hereto.


3.      SECURED OBLIGATIONS

        The security interests, mortgages and charges granted hereby secure all of the following (collectively, the "OBLIGATIONS"): both the performance and the payment to the Secured Party of all obligations, debts and liabilities (including, without limitation, on account of damages) of the Debtor to the Secured Party, present or future, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or not, wheresoever and howsoever incurred,

        (a) whether arising under this or any other agreement (whether written or oral), instrument or writing;

        (b) whether arising from dealings between the Secured Party and the Debtor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatever a creditor, obligee or promisee of the Debtor;

        (c)     whether incurred by the Debtor alone or with another or others;

        (d) whether incurred by the Debtor as principal, surety, indemnitor, obligor or promissor; and

        (e) whether such obligations, debts and liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again,

        all including, without limitation, all interest, commissions, legal and other costs, charges and expenses payable in connection with any and all of the foregoing and, in addition thereto, the Expenses (provided for and defined below).


4.      ATTACHMENT

        Each of the Debtor and the Secured Party acknowledges and confirms that the security interests, mortgages and charges granted hereby shall attach:

        (a) forthwith upon the Effective Date with respect to each and every property included in the Collateral and in which the Debtor then has rights; and

        (b) forthwith upon the Debtor first acquiring rights in each and every property included in the Collateral and in which the Debtor first acquires such rights subsequent to the Effective Date.

        For greater certainty, without in any way limiting the above, each of the Debtor and the Secured Party acknowledges and confirms that they have not agreed to postpone the time for attachment of the said security interests, mortgages and charges.


5.      DEBTOR'S WARRANTIES

        The Debtor hereby represents and warrants to and covenants with the Secured Party as follows and acknowledges that the Secured Party is, in part, relying upon such representations, warranties and covenants in accepting the security interests, mortgages and charges granted upon the terms of this
Agreement:

        (a) Title to Collateral: The Debtor is the absolute and beneficial owner of the Collateral and none of the Collateral is held in the name of any person other than the Debtor, whether as agent, trustee or other nominee for the Debtor, and all registrations and filings which may be required to preserve the Debtor's title, rights or other interests in the Collateral vis-a-vis others have been made.

        (b) No Encumbrances: The Collateral is and shall at all times be kept free and clear of any and all, mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever other than those given by the Debtor to or in favour of Secured Party.

        (c) Due Authorization: The Debtor has the corporate power and capacity to enter into this Agreement and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

        (d) Right to Grant: The Debtor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Debtor shall at all relevant times have the full right, power and authority to perform its obligations hereunder and to grant the security interests, mortgages and charges as herein provided.

        (e) No Default: The entering into of this Agreement and the performance by the Debtor of its obligations hereunder does not and will not contravene, breach or result in any default under any agreement to which the Debtor is a party or by which the Debtor or any of its properties or assets may be bound and will not result in or permit the acceleration of the maturity of any indebtedness, liability or obligation of the Debtor under any such agreement.

        (f) No Litigation: Except as disclosed in writing to the Secured Party, there is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or enquiry by any government body, or any similar matter or proceeding (collectively, "PROCEEDINGS") against or involving the Debtor (whether in progress or threatened) which, if determined adversely to the Debtor, would adversely affect its business, property, financial condition or prospects or its ability to perform any of the provisions of this Agreement. No event has occurred which might give rise to any proceedings and there is no judgment, decree, injunction, rule, award or order of any governmental body outstanding against the Debtor which has or may have an adverse effect on its business, property, financial condition or prospects.

        (g) Re Intellectual Property: All Intellectual Property applications and registrations are valid and in good standing and the Debtor is the owner of each of such applications and registrations.


6.      DEBTOR'S COVENANTS

        The Debtor covenants and agrees with the Secured Party that:

        (a) Obligations: The Debtor shall pay, perform, satisfy, fulfil and discharge the Obligations when due.

        (b) Possession/Description: Forthwith upon request by the Secured Party, the Debtor shall deliver possession of the Collateral to the Secured Party and shall, if requested by the Secured Party, deliver forthwith to the Secured Party such further details respecting the Collateral and, if the Collateral includes fixtures or crops, or oil, gas or other minerals to be extracted, or timber to be cut, identification and legal description (in registerable form) of the lands concerned. Such further details and legal description so delivered shall be deemed to be contained in and form part of this Agreement.


7.      EVENTS OF DEFAULT

        Forthwith upon the occurrence of any of the following events (an "EVENT OF DEFAULT"), the Obligations will, without the Secured Party being required to give notice or demand, become due and payable in full and, to the extent applicable, be required to be fully performed:

        (a) the failure of the Debtor to pay when due any payment of any of the Obligations;

        (b)     the failure of the Debtor to perform any of the Obligations;

        (c) any representation, warranty, statement or report which is false or incorrect in any respect having been made or given by the Debtor to the Secured Party, whether contained herein or in any other agreement (written or oral), instrument or writing;

        (d) the failure or inability of the Debtor to pay any of its debts or liabilities as the same fall due;

        (e) the occurrence of a default by the Debtor under any agreement, instrument or writing entered into by the Debtor with any person(s);

        (f) the Debtor making or agreeing to make an assignment, disposition or conveyance, whether by way of sale or otherwise, of its assets in bulk;

        (g) the abandonment by the Debtor of the Collateral or any part thereof;

        (h) the Debtor ceasing or threatening to cease carrying on its business or any of its businesses;

        (i) the Debtor taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Debtor in respect of the liquidation, dissolution or winding-up of the Debtor, including without limitation, any action or proceeding under the Winding Up and Restructuring Act, the Business Corporations Act (Ontario), the Canada Business Corporations Act or other similar legislation whether now or hereinafter in effect;

        (j) the Debtor taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Debtor relating to the reorganization, readjustment, compromise or settlement of the debts owed by the Debtor to its creditors where such reorganization, readjustment, compromise or settlement shall affect a substantial portion of the Debtor's assets, including without limitation, the filing of a notice of intention to make a proposal or the filing of a proposal pursuant to the provisions of the Bankruptcy and Insolvency Act, the making of an order under the Companies' Creditors Arrangements Act or the commencement of any similar action or proceeding by the Debtor or such person or persons;

        (k) the Debtor committing or threatening to commit any act of bankruptcy pursuant to or set out under the provisions of the Bankruptcy and Insolvency Act;

        (l) the filing of a petition for a receiving order against the Debtor pursuant to the provisions of the Bankruptcy and Insolvency Act;

        (m) any execution, sequestration or other process of any court or other tribunal becoming enforceable against the Debtor or a distress or analogous action or proceeding being taken, commenced or issued against the Debtor or levied upon or in respect of the Collateral or any part thereof, or any lien, trust claim or any other right or entitlement against or in respect of the Collateral or any part thereof becoming effective, including, without limitation, a warrant of distress of any rent in respect of any premises occupied by the Debtor or any premises in or upon which the Collateral or any part thereof may at any time be situate;

        (n) a receiver, receiver and manager, agent, liquidator or other similar administrator being appointed in respect of the Collateral or any part thereof or the taking by a secured party, lien claimant, other encumbrancer, judgement creditor or a person asserting similar rights of possession of the Collateral or any part thereof;

        (o) the loss, damage, destruction or confiscation of any part of the Collateral, unless upon such event, the Debtor pays to the Secured Party forthwith such amount as the Secured Party in its absolute and uncontrolled discretion determines is satisfactory; and

        (p) the Secured Party in good faith and having commercially reasonable grounds for believing that the ability of the Debtor to pay any monies hereby secured or to perform any requirement of any provision contained in this Agreement or any other agreement (written or oral), instrument or writing heretofore or hereafter given by the Debtor to the Secured Party is impaired or that the Collateral is in danger of being lost, damaged, destroyed or confiscated.


8.      RIGHTS AND REMEDIES

        Forthwith upon the occurrence of an Event of Default, the security interests, mortgages and charges granted herein shall be enforceable and the Debtor and the Secured Party shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a debtor and a secured party respectively under the PPSA and those provided by this Agreement. In addition, the Secured Party may take possession of the Collateral and enforce any rights of the Debtor in respect of the Collateral by any method available in or permitted by law and may require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured Party at any place as may be designated by the Secured Party.


9.      EXPENSES

        The reasonable costs and expenses of the Secured Party in the preparation, execution and delivery of this Agreement, the registration of this Agreement or of notices, financing statements or other filings in respect thereof, the reasonable costs and expenses of the Secured Party in connection with the preparation or review of waivers, consents, amendments, subordination agreements or other matters pertaining to the subject matter of this Agreement, the reasonable costs and expenses expressly provided for in the PPSA and, in addition thereto, the cost of any insurance, taxes, solicitor's fees, costs and other legal expenses and all other costs, charges and expenses of or incurred (on a scale as between a solicitor and his own client) by the Secured Party in respect of any of the foregoing and in respect of the enforcement of the Obligations, including taking possession, custody, holding, preserving, protecting, repairing, using or operating, collecting, realizing, processing, preparing for disposition and disposing of the Collateral (collectively, the "EXPENSES") shall be payable by the Debtor to the Secured Party forthwith upon demand, shall be deemed advanced to the Debtor by the Secured Party, shall bear interest at a rate equal to the Prime Rate (defined below) plus 4% per annum calculated, both before and after demand, maturity, default and judgment, from the date each of the Expenses, respectively, was incurred until fully paid by the Debtor and shall be secured by this Agreement.

        "PRIME RATE" means the annual rate of interest announced from time to time by Royal Bank of Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada.

        The Debtor authorizes the Secured Party to designate, in its sole discretion, any number of years as the registration period in any financing statement or financing change statement filed with respect to this Agreement or any other agreement delivered by the Debtor to the Secured Party ("DESIGNATED PERIOD").

        The Debtor acknowledges and confirms that:

        (a) all registration costs in connection with the filing of the aforesaid financing statements or financing change statements are and shall be reasonable and shall form part of the Expenses;

        (b) the designation of the number of years comprising the Designated Period shall not constitute an acknowledgement by or commitment or other obligation of the Secured Party to provide financial assistance (whether by loan, agreement or otherwise) to the Debtor at any time or from time to time during the Designated Period; and

        (c) the Secured Party shall be entitled to exercise all of its rights and remedies provided for in this Agreement forthwith upon the occurrence of an Event of Default notwithstanding that such Event of Default may occur prior to the expiration of the Designated Period.


10.     NOTICE OF DISPOSITION

        Unless not required to do so by applicable law, the Secured Party shall give to the Debtor at least 15 days written notice of the Secured Party's intention to dispose of the Collateral. Such notice may be sent by registered mail to the last known post office address of the Debtor.


11.     RECEIVER - APPOINTMENT

        The Secured Party may take proceedings in any court of competent jurisdiction for the appointment of a receiver or a receiver and manager (the "RECEIVER") of the Collateral or of any part thereof or may by instrument in writing appoint any person to be a receiver of the Collateral or of any part thereof and may remove any receiver so appointed by the Secured Party and appoint another in his stead.


12.     RECEIVER - POWERS

        Any receiver appointed hereunder by instrument in writing shall have power (a) to take possession of the Collateral or any part thereof and, without liability or obligation to the Debtor, to maintain, preserve and protect the same; (b) to carry on or concur in carrying on all or any part of the business or businesses of the Debtor; (c) to borrow money which such receiver, in its sole discretion, determines is required in connection with either or both of the powers provided for in paragraph (a) and (b); and (d) to dispose of the Collateral in whole or in part, and any such disposition may be by public sale (whether by auction, tender or otherwise), private sale, lease or otherwise, and at such time and place and on such terms and for such price and manner of payment thereof, all as such receiver may, in its sole discretion, determine; provided that any such receiver shall be and is deemed to be the agent of the Debtor and the Secured Party shall not in any way be responsible for any misconduct, negligence or nonfeasance of any such receiver.


13.     PROCEEDS OF DISPOSITION/DEFICIENCY

        Any proceeds of any disposition of any of the Collateral shall be applied by the Secured Party firstly on account of the Expenses, and any balance of such proceeds shall be applied by the Secured Party on account of the Obligations (other than the Expenses) in such order of application as the Secured Party may from time to time effect and the same shall not be subject to dispute by the Debtor. If such proceeds fail to satisfy the Obligations, the Debtor shall be liable for the full amount of the deficiency resulting to the Secured Party.


14.     GENERAL PROVISIONS

        (a) Discharge: The Debtor shall not be discharged from the Obligations by any extension of time, additional advances, renewals, amendments or extensions to this Agreement, any waiver by or failure of the Secured Party to enforce any provision of this Agreement or any other agreement, the taking of further security, releasing security, extinguishment of the security interests, mortgages and charges as to all or any part of the Collateral, or any other act except a release or discharge by the Secured Party of the security interests, mortgages and charges granted hereby upon the full payment and performance of the Obligations, at which time the Secured Party shall, at the Debtor's expense, deliver to the Debtor all necessary discharges and releases of the security interests, mortgages and charges granted hereby.

        (b)     Other Security:

                (i) The security constituted by this Agreement is in addition to and not in substitution for any other security, guarantee or right from time to time held by the Secured Party;

                (ii) The Secured Party may realize upon or enforce all or part of any security, guarantee or right from time to time held by it in any order it desires and any realization by any means upon any security, guarantee or right shall not bar realization upon any other security, guarantee or right; and

                (iii) The taking of any action or proceeding or refraining from so doing or any other dealings with or in respect of any other security, guarantee or right from time to time held by the Secured Party shall not release or affect the security provided for in this Agreement and the taking of the security hereby granted or any proceedings hereunder for the realization of the security hereby granted shall not release or affect any other security, guarantee or right from time to time held by the Secured Party.

        (c) Waiver, etc.: No failure or delay on the part of the Secured Party to exercise any right provided for in or contemplated by this Agreement and no waiver as to an Event of Default hereunder shall operate as a waiver thereof unless made in writing and signed by the Secured Party and, in that event, such waiver shall operate only as a waiver of the right or Event of Default expressly referred to therein. Nothing in this Agreement and nothing referred to in the Obligations shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or the payment and performance in full of the Obligations.

        (d) Secured Party Assignment: All rights and obligations of the Secured Party hereunder shall be freely assignable in whole or in part without the consent of the Debtor and in any action brought by any assignee to enforce such rights, the Debtor shall not assert against such assignee any claim, defence, right of set-off, or the benefit of any equities which the Debtor now has or may hereafter have against the Secured Party.

        (e) Entire Agreement: This Agreement sets forth the entire intent and understanding of the parties relating to the subject matter hereof and supersedes and replaces all prior agreements and commitments, whether written or oral, made between the parties and all earlier discussions and negotiations between them. The parties are not relying upon and there are no collateral or other representations, warranties, agreements or covenants made by any of the parties hereto which are not contained herein.

        (f) Further Assurances: Each of the parties hereto shall and will, from time to time and at all times hereafter upon every reasonable written request so to do, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further papers, acts, deeds, assurances and things as may be necessary or desirable in the opinion of any party or counsel for any party, acting reasonably, for implementing and carrying out more effectually the true intent and meaning of this Agreement including, without limitation, to perfect or better perfect the security interests, mortgages and charges of the Secured Party in the Collateral or any part thereof.

        (g) Severability: In the event that any covenant or provision contained in this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining covenants and provisions shall not be affected or impaired thereby and all such remaining covenants and provisions shall continue in full force and effect. All covenants and provisions hereof are declared to be separate and distinct covenants or provisions, as the case may be.

        (h) Headings: All headings and titles in this Agreement are for convenience of reference only and shall not affect the interpretation of the terms hereof.

        (i) Gender, etc.: In construing this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, and the verb agreeing therewith shall be construed as agreeing with the required word and pronoun. Words such as

                "hereunder", "hereto", "hereof", "herein" and other words commencing with "here" shall, unless the context clearly indicates the contrary, refer to the whole of this Agreement and not to any particular paragraph or part thereof.

        (j) Binding Effect: All rights of the Secured Party hereunder shall enure to the benefit of its successors and assigns and all obligations of the Debtor hereunder shall bind the Debtor, its successors and assigns. Each reference to the Secured Party in this Agreement shall be deemed to include a reference to the Secured Party, its successors and assigns and each reference to the Debtor in this Agreement shall be deemed to include a reference to the Debtor, its successors and assigns.

        (k) Re Liabilities: If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several.

        (l) Governing Law: This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising hereunder or related hereto.

        (m) Notice: Subject to the specific requirements of the PPSA, any demand, notice, request, consent, approval or other communication required or permitted to be made or given by any party hereto to any other party hereto in connection with this Agreement shall be in writing and may be made or given by personal delivery to such party or by transmittal by facsimile transmission or similar electronic means of communication which produces a paper record to such party at the fax number noted on page 1 of this Agreement or, if a corporation, to a director thereof or, if postal services and deliveries are then operating, by mailing the same by prepaid registered post to such party at its address noted on page 1 of this Agreement or at such other address which the party to whom such communication is being given may have designated by notice given in accordance with the provisions of this paragraph. Any communication so delivered or transmitted by electronic means of communication shall be deemed to have been given and received on the day of delivery or transmittal, if a business day, or if not a business day, on the business day next following the day of delivery or transmittal, and any communication so mailed shall be deemed to have been given and received on the fourth business day following and exclusive of the date of mailing. In this paragraph, "business day" means any day except a Saturday, Sunday or statutory holiday in the Province of Ontario. Either party may give notice in writing to the other in the manner provided in this paragraph of any change of fax number or address of the party giving such notice, and from and after the giving of such notice, the fax number or address therein specified shall be deemed to be the fax number or address of such party for purposes of this paragraph.

        (n) Failure to Perfect: The Secured Party shall not be liable or accountable for any negligence or failure to perfect its security interests, mortgages and charges granted herein, seize, collect, realize, sell or obtain payment for the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same for the purpose of preserving the rights of the Debtor or any other person, firm or corporation in respect of same.

        (o) No Amendment: This Agreement may not be amended, altered or qualified except by a memorandum in writing signed by all of the parties hereto and any amendment, alteration or qualification hereof shall be null and void and shall not be binding upon any party who has not signed such memorandum.

        (p) Power of Attorney: The Secured Party, or any receiver appointed hereunder is hereby irrevocably constituted as the duly appointed lawful attorney of the Debtor in accordance with the Powers of Attorney Act (Ontario), with full power to make, do, execute and deliver all such documents, assignments, acts, matters or things on behalf of the Debtor with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The power of attorney hereby granted is a power coupled with an interest and shall survive the dissolution, liquidation, winding-up or other termination of existence of the Debtor. The Debtor agrees to and does hereby ratify all acts done and all documents executed and delivered by the Secured Party pursuant to the power of attorney hereby granted and the Debtor hereby confirms that the Secured Party and all third parties are entitled to rely upon such ratification.

        (q) Time of Essence: Time shall be strictly of the essence of this Agreement and of every part thereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

        (r) Debtor's Receipt: The Debtor hereby acknowledges receipt of a fully signed copy of this Agreement.


             IN WITNESS WHEREOF the Debtor and the Secured Party have executed this Agreement under their respective seals and agree to be bound thereby as of the Effective Date set out above.


THE CORPORATE SEAL of                        )
FUTURELINK CANADA CORP. was                  )
hereunto affixed in the presence of:         )
                                             )    c/s
                                             )
/s/ COREY E. FISCHER                         )
-------------------------------------------- )
Authorized Signatory                         )
                                             )
-------------------------------------------- )
Authorized Signatory                         )




FOOTHILL CAPITAL CORPORATION by              )
its authorized signatories:                  )
                                             )
/s/ WILLIAM SHIAO                            )
-------------------------------------------- )
                                             )
Authorized Signatory                         )
                                             )
-------------------------------------------- )
Authorized Signatory                         )
                                             )

                                   SCHEDULE A

                               LOCATIONS IN CANADA


FutureLink Canada Corp.
450 - 4TH Floor, 300 - 3rd Floor,
570 - 5th Floor, 250 - 6th Avenue SW
Bow Valley Square 4
Calgary, AB T2P 3H7

2 Gibbs Road
Toronto, ON M9B 6L6

60 Meg Drive, Unit 11
London, ON N6E 3T6

8585 Decarie, Suite 301
Ville Mont Royal, Quebec
H4P 2J4